Significant accounting estimates and judgments	12 Months Ended
Jun. 30, 2019
Significant Accounting Estimates and Judgments [Abstract]
Significant accounting estimates and judgments
3.	Significant accounting estimates and judgments

Accounting estimates and judgments are continuously assessed and based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the current circumstances.

Based on the assumptions, the Company concerning its future. The resulting accounting estimates will, by definition, seldom equal the related actual amounts. The estimates and assumptions that have a significant risk of causing a material misstatement to the carrying amounts of assets and liabilities within the next year are as follows:

a)	Contingencies

The Company is party to different legal and administrative proceedings, as described in Note 25. Provisions are set up for all the contingencies related to legal claims that are estimated to represent probable losses (present obligations resulting from past events in which an outflow of resources is probable, and amounts can be reliably estimated). The evaluation of the likelihood of loss is responsibility of the Company and includes the opinion of outside legal advisors.

b)	Biological assets

The fair value of biological assets recorded in the balance sheet (Note 9) was determined using valuation techniques, including the discounted cash flows method. The inputs for these estimates are based on those observable in the market, whenever possible, and when such inputs are not available, a certain level of judgment is required to estimate the fair value. Judgment includes considerations on data e.g. price, productivity, crop cost and production cost.

Changes in the assumptions on these factors might affect the fair value recognized for biological assets.

An increase or decrease by 1% in the expected productivity of sugarcane and grains/cotton would result in an increase or decrease in biological asset by R$1,404 and an increase or decrease by 1% in the price of sugarcane and grains/cotton would result in an increase or decrease in biological asset by R$1,788.

With regard to cattle, the Company values its stock at fair value based on market price publicly available for the region.

c)	Investment properties

The fair value of investment properties was determined through an appraisal prepared by the Company.

The appraisal was performed by means of standards adopted in the market considering the characteristics, location, type of soil, climate of the region, calculation of improvements, presentation of the elements and calculation of the land value, which may differ based on these variables.

Methodology used

At June 30, 2019, investment properties were valued by applying the comparative analysis methodology adjusted by its related features:

i)	The valuation relied, among other aspects, on the following information: (i) location of farms, (ii) total area and its related percentages of opening and use;
ii)	The market value presented for the farm corresponds to the portion of bare land, for payment in cash, not including machinery, equipment, agricultural inputs, cultivation. The soil adjustment factor (preparation of land for planting) was considered in the assessment of prices;
iii)	The value of land for agriculture in the surveyed region, is referenced to the price of soybean bag. The unit amounts of the farms for sale (market researches) were obtained in soybean bags per hectare. Accordingly, the amount in Reais (R$) of the property varies directly due to the variation in the soybean price; and
iv)	The soybean price considered at June 30, 2019, was R$65.87 (West Region – Bahia), R$67.89 (Balsas Region – Maranhão), R$64.04 (Alto Taquari Region – Mato Grosso) and R$64.04 (Mineiros Region – Goiás). These prices were obtained from public sources such as FNP newsletter. This amount represents an average in amounts arbitrated by the real estate market of the region due to the great instability in the price of soybean bag.

There were no changes in the valuation methodology used to estimate the fair value of the investment properties.

d)	Deferred income tax

The Company recognizes deferred income tax assets and liabilities, as described in Note 16, on tax loss carryforwards and temporary differences between the carrying amount and the tax basis of assets and liabilities using statutory rates. The Company regularly assesses if the deferred income tax assets recognized are recoverable, considering the taxable profit generated in the past as well as the expected future taxable profit, in accordance with a technical feasibility study performed by the Company.